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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 2003
                                                           -------------


                             Corrpro Companies, Inc.
            -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                       1-12282                         34-1422570
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(State or other                 (Commission                 (I.R.S. Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


1090 Enterprise Drive, Medina, Ohio                              44256
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:             (330) 723-5082
                                                     ---------------------------
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ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits

NUMBER            DESCRIPTION
------            -----------

99.1 Press Release issued by Corrpro Companies, Inc., dated July 2, 2003, announcing the Company's results for the fiscal year ended March 31, 2003.

ITEM  9. REGULATION FD DISCLOSURE.

      On July 2, 2003, the Company issued a press release announcing its results for the fiscal year ended March 31, 2003, which provided detail not included in previously issued reports. A copy of this news release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

      This information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be provided under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CORRPRO COMPANIES, INC.

Date:  July 9, 2003                   By:    /s/ Joseph W. Rog
                                            ------------------------------------
                                            Joseph W. Rog

                                            Chairman of the Board, President and
                                            Chief Executive Officer

                                      By:   /s/ Robert M. Mayer
                                            ------------------------------------
                                            Robert M. Mayer
                                            Senior Vice President and
                                            Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit                 Description of Exhibit
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99.1                    Press Release issued by Corrpro Companies, Inc., dated
                        July 2, 2003, announcing the Company's results for the fiscal year ended March 31, 2003.